UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2023

Baudax Bio, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-39101	47-4639500
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

490 Lapp Road, Malvern, Pennsylvania	19355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 395-2470

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, par value $0.01	BXRX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On June 29, 2023 (the “Effective Date”), Baudax Bio, Inc., a Pennsylvania corporation (“Baudax Bio”), acquired TeraImmune, Inc., a Delaware corporation (“TeraImmune”), in accordance with the terms of the Agreement and Plan of Merger, dated as of the Effective Date (the “Merger Agreement”), by and among Baudax Bio, Bounce Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of Baudax Bio (“First Merger Sub”), Bounce Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of Baudax Bio (“Second Merger Sub”), and TeraImmune. Pursuant to the Merger Agreement, First Merger Sub merged with and into TeraImmune, pursuant to which TeraImmune was the surviving corporation and became a wholly owned subsidiary of Baudax Bio (the “First Merger”). Immediately following the First Merger, TeraImmune merged with and into Second Merger Sub, pursuant to which Second Merger Sub was the surviving entity (together with the First Merger, the “Merger”). The Merger is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.

Under the terms of the Merger Agreement, at the closing of the Merger (the “Closing”), Baudax Bio issued to the common stockholders of TeraImmune (the “Target Stockholders”) an aggregate of 1,212,185 shares of the common stock of Baudax Bio, par value $0.01 per share (“Common Stock”) and 27,089.719 shares of Series X Non-Voting Convertible Preferred Stock, par value $0.01 per share (the “Series X Preferred Stock”), each share of which is convertible into 1,000 shares of Common Stock (subject to certain conditions as described below). Under the terms of the Merger Agreement, all options to purchase or acquire shares of TeraImmune held by Continuing Employees (as defined in the Merger Agreement) were assumed by Baudax Bio and converted into options to purchase shares of Common Stock and Series X Preferred Stock of Baudax Bio on the same terms and conditions as applied to such options and restricted stock awards immediately prior to the Merger (but with such changes as Baudax Bio in good faith determined were necessary to reflect such assumption and conversion). Following the closing of the Merger, Baudax Bio had 7,276,149 shares of Common Stock issued and outstanding.

Reference is made to the discussion of the Series X Preferred Stock in Item 5.03 of this Current Report on Form 8-K, which is incorporated into this Item 1.01 by reference.

Certain shares of Common Stock outstanding immediately after the Merger are held by Target Stockholders subject to lock-up restrictions, pursuant to which such stockholders have agreed, except in limited circumstances, not to sell or transfer, or engage in swap or similar transactions with respect to, shares of the Common Stock, including, as applicable, shares received in the Merger, for a period of 180 days following the closing of the Merger.

Pursuant to the Merger Agreement, Baudax Bio has agreed to hold a shareholders’ meeting (the “Special Meeting”) to submit the approval of the conversion of the Series X Preferred Stock into shares of Common Stock in accordance with Nasdaq Listing Rule 5635(a), among other matters, to its shareholders for their consideration (the “Merger Agreement Meeting Proposals”). In connection with these matters, Baudax Bio intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement and other relevant materials.

Prior to the Effective Date, the Board of Directors of Baudax Bio (the “Board”) unanimously approved the Merger Agreement and the related transactions, and the consummation of the Merger was not subject to approval of Baudax Bio shareholders.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In addition, in connection with the Merger, Baudax Bio entered into a Forbearance Agreement, by and among Baudax Bio, Baudax Bio N.A. LLC and Baudax Bio Limited, the lenders party thereto (the “Lenders”) and Wilmington Trust, National Association, solely in its capacity as administrative and collateral agent for the Lenders, pursuant to which the Lenders agreed to forbear their rights to exercise any rights and remedies with respect to any default under that certain Credit Agreement, dated as of May 29, 2020, resulting from the Merger, for a period of up to 30 days following the Closing.

The foregoing description of the Forbearance Agreement does not purport to be complete and is qualified in its entirety by reference to the Forbearance Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Baudax Bio or TeraImmune. The Merger Agreement contains representations, warranties and covenants that Baudax Bio and TeraImmune made to each other as of specific dates. The assertions embodied in those representations, warranties and covenants were made solely for purposes of the Merger Agreement between Baudax Bio and TeraImmune and may be subject to important qualifications and limitations agreed to by Baudax Bio and TeraImmune in connection with negotiating its terms, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to investors or security holders, or may have been used for the purpose of allocating risk between Baudax Bio and TeraImmune rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Baudax Bio’s public disclosures. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.

Lock-up Agreements

Concurrently and in connection with the execution of the Merger Agreement, certain TeraImmune and Baudax Bio stockholders as of immediately prior to the Merger, and the directors and officers of Baudax Bio as of immediately prior to the Merger, entered into lock-up agreements with Baudax Bio and TeraImmune, pursuant to which each such stockholder will be subject to a 180 day lockup on the sale or transfer of shares of Common Stock or securities convertible into or exercisable for or exchangeable for Common Stock held by each such stockholder at the closing of the Merger, including those shares received by TeraImmune stockholders in the Merger (the “Lock-up Agreements”).

The foregoing description of the Lock-up Agreements does not purport to be complete and is qualified in its entirety by reference to the form of the Lock-up Agreement, which is provided as Exhibit B to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Support Agreements

In connection with the execution of the Merger Agreement, Baudax Bio and TeraImmune entered into stockholder support agreements (the “Support Agreements”) with Baudax Bio’s directors and officers (solely in their capacity as stockholders) and certain Baudax Bio shareholders as of immediately prior to the Merger. The Support Agreements provide that, among other things, each of the shareholders have agreed to vote or cause to be voted all of the shares of Common Stock owned by such shareholder as of the date of the Special Meeting in favor of the Merger Agreement Meeting Proposals at the Special Meeting to be held in connection therewith.

The foregoing description of the Support Agreements does not purport to be complete and is qualified in its entirety by reference to the form of the Support Agreement, which is provided as Exhibit C to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On the Effective Date, Baudax Bio completed its business combination with TeraImmune. The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.02	Unregistered Sales of Equity Securities.

Pursuant to the Merger Agreement, Baudax Bio issued shares of Common Stock and Series X Preferred Stock to the Target Stockholders. Such issuances were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) thereof and Regulation D promulgated thereunder. The information contained in Items 1.01, 2.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Securities have not been registered under the Securities Act and such Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Neither this Current Report on Form 8-K nor any of the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock any preferred stock or any other securities of Baudax Bio.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director

On July 3, 2023, the Board appointed Yong Chan Kim, Ph.D., as a member of the Board, effective as of July 3, 2023, to serve until the Baudax Bio’s 2024 annual meeting of stockholders or until his successor is duly elected and qualified, or until his earlier death, resignation or removal.

Yong Chan Kim, Ph.D., 49, has served as the CEO and Director of TeraImmune, Inc. since April, 2019. Dr. Kim served as Vice President of Research of TeraImmune, LLC from April, 2017 until March, 2019. He also previously served as a Research Assistant Professor at the Uniformed Services University of the Health Sciences from May 2015 until March 2018. Dr. Kim received his Ph.D. in Biochemistry from Chungnam National University and completed his post-doctoral fellowship at the Uniformed Services University of the Health Sciences.

No family relationships exist between Dr. Kim and any of the Company’s directors or other executive officers. Dr. Kim was appointed to the Board pursuant to the terms of the Merger Agreement. There are no transactions to which the Company is or was a participant and in which Dr. Kim had or will have a direct or indirect material interest subject to disclosure under Item 404(a) of Regulation S-K.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Series X Preferred Stock

On the Effective Date, Baudax Bio filed a Certificate of Designation of Preferences, Rights and Limitations of Series X Non-Voting Convertible Preferred Stock with the Secretary of State of the State of Delaware (the “Series X Certificate of Designation”) in connection with the Merger referenced in Item 1.01 above. The Series X Certificate of Designation provides for the issuance of shares of Series X Preferred Stock.

Holders of Series X Preferred Stock are entitled to receive dividends on shares of Series X Preferred Stock equal to, on an as-if-converted-to-Common-Stock basis, and in the same form and manner as, dividends actually paid on shares of Common Stock. Except as otherwise required by law, the Series X Preferred Stock does not have voting rights. However, as long as any shares of Series X Preferred Stock are outstanding, Baudax Bio will not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series X Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series X Preferred Stock, (b) alter or amend the Series X Certificate of Designation, (c) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of Series X Preferred Stock, (d) issue further shares of Series X Preferred Stock or increase the number of authorized shares of Series X Preferred Stock, (e) prior to the stockholder approval of the Conversion Proposal or at any time while at least 30% of the originally issued Series X Preferred Stock remains issued and outstanding, consummate a Fundamental Transaction (as defined in the Series X Certificate of Designation) or any merger or consolidation of Baudax Bio with or into another entity or any stock sale to, or other business combination in which the stockholders of Baudax Bio immediately before such transaction do not hold at least a majority of the capital stock of Baudax Bio immediately after such transaction, or (f) enter into any agreement with respect to any of the foregoing. The Series X Preferred Stock shall rank on parity with the Common Stock as to distributions of assets upon liquidation, dissolution or winding up of Baudax Bio, whether voluntarily or involuntarily.

Following stockholder approval of the Conversion Proposal, each share of Series X Preferred Stock then outstanding shall automatically convert into a number of shares of Common Stock equal to the Conversion Ratio (as defined in the Series X Certificate of Designation), subject to certain limitations, including that Baudax Bio shall not effect any conversion of shares of Series X Preferred Stock into shares of Common Stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more 19.99% of the total number of shares of Common Stock issued and outstanding immediately after giving effect to such conversion. Under the terms of the Merger Agreement, Baudax Bio has agreed to use reasonable best efforts to call and hold the Special Meeting to obtain the requisite approval for the conversion of all outstanding shares of Series X Preferred Stock issued in the Merger into shares of Common Stock, as required by the listing rules of The Nasdaq Stock Market LLC, within 90 days after the date of the Merger Agreement and, if such approval is not obtained at the Special Meeting, to seek to obtain such approval at an annual or special stockholders meeting to be held at least every six months thereafter until such approval is obtained, which would be time consuming and costly. If Baudax Bio’s stockholders do not timely approve the conversion of the Series X Preferred Stock, then the holders of Series X Preferred Stock may, commencing six months following the Effective Date, be entitled to require Baudax Bio to settle their shares of Series X Preferred Stock for cash at a price per share equal to the then-current fair value of the Series X Preferred Stock, as described in the Series X Certificate of Designation.

The foregoing description of the Series X Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the Series X Certificate of Designation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding: uses of proceeds; projected cash runways; future product development plans; and stockholder approval of the conversion rights of the Series X Preferred Stock. The use of words such as, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar words expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on Baudax Bio’s current beliefs, expectations and assumptions regarding the future of its business, future plans and strategies, clinical results and other future conditions. There are a number of important factors that could cause Baudax Bio’s actual results to differ materially from those indicated or implied by such forward-looking statements including, without limitation: whether Baudax Bio will be able to successfully integrate the TeraImmune operations and realize the anticipated benefits of the acquisition of TeraImmune; whether Baudax Bio’s shareholders approve the conversion of the Series X Preferred Stock and the required cash payment of the then-current fair value of the Series X Preferred Stock if such approval is not provided; whether Baudax Bio’s cash resources will be sufficient to fund Baudax Bio’s continuing operations and the newly acquired TeraImmune operations, including the liabilities of TeraImmune incurred in connection with the completion of the Merger; whether Baudax Bio’s collaborations will be successful; whether Baudax Bio will be able to advance its current product candidate pipeline through pre-clinical studies and clinical trials, that interim results may not be indicative of final results in clinical trials, that earlier-stage trials may not be indicative of later-stage trials, the approvability of product candidates; whether Baudax Bio will be able to comply with the financial and other covenants under its credit facility; and whether Baudax Bio will be able to maintain its listing on the Nasdaq Capital Market. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Baudax Bio may not actually achieve the forecasts disclosed in such forward-looking statements, and you should not place undue reliance on such forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to those set forth under the caption “Risk Factors” in Baudax Bio’s most recent Annual Report on Form 10-K filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in its subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Neither Baudax Bio, nor any of its affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing Baudax Bio’s views as of any date subsequent to the date hereof.

Important Additional Information and Where to Find It

Baudax Bio, Inc., its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Baudax Bio’s shareholders in connection with the matters to be considered at Baudax Bio’s 2023 Special Meeting of Shareholders. Information regarding the names of Baudax Bio’s directors and executive officers and their respective interests in Baudax Bio by security holdings or otherwise can be found in Baudax Bio’s proxy statement for its 2022 Annual Meeting of Shareholders, filed with the SEC on April 28, 2023. To the extent holdings of Baudax Bio’s securities have changed since the amounts set forth in Baudax Bio’s proxy statement for the 2023 Annual Meeting of Stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov. Baudax Bio intends to file a proxy statement and accompanying proxy card with the SEC in connection with the solicitation of proxies from Baudax Bio shareholders in connection with the matters to be considered at Baudax Bio’s 2023 Special Meeting of Shareholders. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in Baudax Bio’s proxy statement for its 2023 Special Meeting, including the schedules and appendices thereto. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING PROXY CARD AND ANY AMENDMENTS AND SUPPLEMENTS THERETO AS WELL AS ANY OTHER DOCUMENTS FILED BY BAUDAX BIO WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain copies of the proxy statement, any amendments or supplements to the proxy statement, the accompanying proxy card, and other documents filed by Baudax Bio with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of Baudax Bio’s corporate website at https:// https://www.baudaxbio.com/news-and-investors.com or by contacting Baudax Bio’s Investor Relations at Baudax Bio, Inc., 490 Lapp Road, Malvern, PA 19355 or by calling Baudax Bio’s Investor Relations at (484) 395-2440.

Item 9.01 – Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

Baudax Bio intends to file financial statements required by this Item 9.01(a) under the cover of an amendment to this Current Report on Form 8-K no later than seventy-one (71) calendar days after the date on which this Form 8-K was required to be filed.

(b) Pro forma financial information.

Baudax Bio intends to file the pro forma financial information that is required by this Item 9.01(b) under the cover of an amendment to this Current Report on Form 8-K no later than seventy-one (71) calendar days after the date on which this Form 8-K was required to be filed.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated June 29, 2023, by and among Baudax Bio, Inc., Bounce Merger Sub I, Inc., Bounce Merger Sub II, LLC and TeraImmune, Inc. (1)

3.1	Certificate of Designations of Series X Non-Voting Convertible Preferred Stock.

10.1	Forbearance Agreement, dated as of June 29, 2023, by and among Baudax Bio, Inc, Baudax Bio N.A. LLC, Baudax Bio Limited, Wilmington Trust, National Association, and the Lender party hereto.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

(1)

Schedules have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Baudax Bio agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request; provided, however, that Baudax Bio may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2023	Baudax Bio, Inc.

	By:	/s/ Gerri A. Henwood
	Name:	Gerri A. Henwood
	Title:	President and Chief Executive Officer